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                                                        EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 2, 1998 included in Open Market, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.


                                    /S/ ARTHUR ANDERSEN LLP

                                    ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 29, 1998